UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2009

ENSIGN SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52984	26-1545353
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

95A Cach Mang Thang Tam

Quyet Thang Ward

Bien Hoa City

Dong Nai Province, Vietnam

(Address of principal executive offices)

00 84 613 822 486

 (Registrant's telephone number, including area code)

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 22, 2009, the board of directors of Ensign Services, Inc. (the “Company”) approved a change in the fiscal year end of the Company from September 30 to December 31, the fiscal year end of Tin Nghia Petrol Joint Stock Company, the Company’s subsidiary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSIGN SERVICES, INC.

Dated: September 23, 2009

By: /s/ Quach Van Duc

Name: Quach Van Duc

Title: President and Chairman

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